Exhibit 10.8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT

This First Amendment pertains to the License Agreement (hereinafter the “License Agreement”) effective August 11, 1997 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and ADVANCED INHALATION RESEARCH, INC. (hereinafter AIR), and to a Joint Invention Agreement by and between M.I.T. and the PENNSYLVANIA STATE RESEARCH FOUNDATION (hereinafter PSRF).

WHEREAS, M.I.T. and PSRF are joint owners of certain PATENT RIGHTS relating to M.I.T. Case No. [***]; and

WHEREAS, PSRF, in the First Amendment to the Joint Invention Agreement, effective September 19, 1997, and attached hereto as Attachment A, appointed M.I.T. as its sole and exclusive agent for the licensing of its patent rights in M.I.T. Case [***], so that M.I.T. has the right to grant an exclusive license under said PATENT RIGHTS, subject only to a royalty-free, nonexclusive license heretofore granted to the United States Government.

The parties hereby agree as follows:

1. M.I.T. agrees to add, in consideration for the sum of [***] M.I.T. case [***], U.S.S.N. [***], to the PATENT RIGHTS.

2. LICENSEE agrees to pay all costs associated with the U.S. and foreign prosecution, filing and maintenance of M.I.T. case [***], U.S.S.N. [***].

This offer extends to December 31, 1997.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		ADVANCED INHALATION RESEARCH, INC.

By:	/s/ Lori Pressman	By:	/s/ David Edwards

Name:	Lori Pressman	Name:	David Edwards

Title:	Assistant Director, Technology Licensing Office	Title:	President

Date:	December 16, 1997	Date:	12/18/97